Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Midas Medici Group Holdings, Inc. f/k/a Mondo Acquisition I, Inc.  (the “Company”) on Form 10-K/A  for the period ended December 31, 2008  as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nana Baffour, CEO and Co-Executive Chairman of the Company, certify, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Company Name

October 6, 2009	By:	/s/ Nana Baffour
CEO & Co-Executive Chairman
(Principal Executive Officer and Principal Financial Officer)